SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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HESKA CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HESKA CORPORATION

1613 Prospect Parkway

Fort Collins, Colorado 80525

(970) 493-7272

Notice of Annual Meeting of Stockholders

TIME	9:00 a.m. on Thursday, May 29, 2003

PLACE	Heska Corporation 1613 Prospect Parkway Fort Collins, Colorado

ITEMS OF BUSINESS	1. To elect three directors to a three year term.

2. To ratify the appointment of KPMG LLP as Heska’s independent auditors.

3. To approve the Heska Corporation 2003 Equity Incentive Plan.

4. To consider such other business as may properly come before the Annual Meeting.

RECORD DATE	You can vote if you were a stockholder of record at the close of business on April 9, 2003.

ANNUAL REPORT	Our 2002 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

VOTING BY PROXY

Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

April 28, 2003	By Order of the Board of Directors

Jason A. Napolitano Executive Vice President, Chief Financial Officer and Secretary

This proxy statement and accompanying proxy card are being distributed on or about April 28, 2003.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Heska Corporation, a Delaware corporation (“Heska” or the “Company”), is providing these proxy materials for you in connection with Heska’s Annual Meeting of Stockholders, which will take place on May 29, 2003. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, and certain other required information. Our 2002 Annual Report to Stockholders is also enclosed.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

(1)	The election of three nominees to serve on our Board of Directors for a three year term;

(2)	The ratification of independent auditors for fiscal 2003; and

(3)	The approval of the Heska Corporation 2003 Equity Incentive Plan.

We will also consider other business that properly comes before the Annual Meeting.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends a vote FOR each of the director nominees, FOR the ratification of independent auditors for fiscal 2003 and FOR the approval of the Heska Corporation 2003 Equity Incentive Plan.

Q:	Who is entitled to vote?

A:	Stockholders as of the close of business on April 9, 2003 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, 47,813,740 shares of the Company’s common stock were issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting during normal business hours at our offices at 1613 Prospect Parkway, Fort Collins, Colorado 80525, by contacting the Secretary of the Company.

Q:	How do I vote?

A:	There are two ways you can vote:

(1)	Sign and date each proxy card you receive and return it in the prepaid envelope.

(2)	Vote in person at the Annual Meeting. If your shares are held of record by a broker, bank or other nominee and you wish to vote your shares at the Annual Meeting, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Annual Meeting.

Q:	How can I change my vote or revoke my proxy?

A:	You have the right to revoke your proxy and change your vote at any time before the meeting by notifying the Company’s Secretary, or returning a later-dated proxy card. You may also revoke your proxy and change your vote by voting in person at the meeting.

Q.	Who can help answer my questions?

A:	If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

Morrow & Co. Inc.

445 Park Avenue, 5th Floor

New York, New York 10022

E-mail: Heska.info@morrowco.com

Stockholders: (800) 607-0088

Banks and Brokerage Firms: (800) 654-2468

If you need additional copies of this proxy statement or voting materials, please contact Morrow & Co., Inc. as described above.

Q:	What does it mean if I get more than one proxy card?

A:	It means that you hold shares registered in more than one account. Sign and return all proxies to ensure that all of your shares are voted.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be a representative of Computershare Investor Services, LLC, the Company’s transfer agent.

Q:	What are the quorum and voting requirements for the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the outstanding shares of Heska common stock entitled to vote must be present in person at the meeting or represented by proxy. Both abstentions and broker non-votes are counted for the purposes of determining the presence of a quorum. Broker non-votes are not counted as shares present and entitled to be voted with respect to matters on which the broker has not received voting instructions. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting, assuming that a quorum is obtained. Broker non-votes generally occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Q:	Who can attend the Annual Meeting?

A:	All stockholders as of the Record Date can attend. If you wish to vote your shares at the Annual Meeting and your shares are held of record by a broker, bank or other nominee, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Annual Meeting.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders, Robert B. Grieve, Heska’s Chairman and Chief Executive Officer, and Jason A. Napolitano, Heska’s Executive Vice President and Chief Financial Officer, will have the discretion to vote your shares on any additional matters presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxyholders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Where can I find the voting results of the meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for our second fiscal quarter of 2003.

Q:	May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings. All proposals or nominations should be addressed to: Corporate Secretary, Heska Corporation, 1613 Prospect Parkway, Fort Collins, Colorado 80525.

Stockholder Proposals:    For a stockholder proposal to be considered for inclusion in Heska’s proxy statement for the annual meeting next year, the written proposal must be received by our corporate secretary at our principal executive offices no later than December 30, 2003. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in Heska’s proxy statement is instead a reasonable period of time before Heska begins to print and mail its proxy materials. Such proposals also will need to comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal that is not intended to be included in Heska’s proxy statement under Rule 14a-8, the stockholder must deliver a written notice of intent to propose such action in accordance with the bylaws of Heska, which in general require that the notice be received by us not less than 60 days nor more than 90 days prior to the first anniversary of the date on which notice of the prior year’s annual meeting was mailed to stockholders. For the 2004 Annual Meeting, this means that any such proposal must be submitted no earlier than January 29, 2004 and no later than February 28, 2004.

Director Nominees: You may propose director candidates for consideration by the Board’s Corporate Governance Committee. Any such recommendations should be directed to our corporate secretary at our principal executive offices. In addition, you must give timely notice to the corporate secretary of Heska of your intention to make such nomination in accordance with the bylaws of Heska, which require that the notice be received by the corporate secretary within the time periods described above under “Stockholder Proposals.”

Copy of Bylaw Provisions: You may contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:	Who bears the costs of soliciting votes for the Annual Meeting?

A:	Heska is making this solicitation and will pay the entire cost of preparing, printing, assembling and mailing these proxy materials. In addition to the mailing of these proxy materials, certain of our directors and employees may solicit proxies on our behalf in person, by telephone, electronic transmission or facsimile. No additional compensation will be paid to these people for such solicitation. We also have hired Morrow & Co., Inc. (“Morrow”) to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Morrow a fee of $4,500 plus customary costs and expenses for these services. Heska has agreed to indemnify Morrow against certain liabilities arising out of or in connection with its agreement. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

BOARD STRUCTURE AND COMMITTEES

The Board is divided into three classes serving staggered three-year terms. The Board currently has eight directors and the following three standing committees, each of which is chaired by an outside director: (1) Audit, (2) Compensation and (3) Corporate Governance. The membership during 2002 and the function of each committee are described below. The Board held six meetings during 2002. Each incumbent director attended at least 75% of all Board and applicable committee meetings, except for Dr. Hohnke, who was unable to attend two meetings. On October 3, 2002, the Board appointed Peter Eio to the Board. On November 11, 2002, Edith W. Martin, Ph.D. resigned from the Board.

Audit Committee

The Audit Committee has the following responsibilities:

•	appoint and replace the Company’s independent auditors;

•	oversee and monitor the integrity of the annual and quarterly financial statements of the Company;

•	review and discuss with management and the Company’s independent auditors significant financial reporting issues and critical accounting policies and practices;

•	oversee and monitor the qualifications, independence and performance of the Company’s independent auditors;

•	oversee and monitor the Company’s internal accounting and financial controls; and

•	provide the results of examinations and recommendations derived therefrom to the Board.

The Audit Committee has a written charter, which was revised by the Board in January 2003 in light of the additional responsibilities resulting from the Sarbanes-Oxley Act of 2002. The revised charter is posted on our website at www.heska.com and is attached to this proxy statement as Appendix A. The Board will reassess the adequacy of the Audit Committee charter following the final adoption of new corporate governance standards currently proposed by the National Association of Securities Dealers and the new rules regarding audit committee responsibility contemplated by the Sarbanes-Oxley Act of 2002.

During 2002, the Committee, which consisted of Mr. Gordon, as Chairman, Mr. Aylesworth, Mr. Dolan and Dr. Martin, until her resignation, met eight times. In January 2003, the Audit Committee was reconstituted and currently consists of Mr. Gordon, as Chairman, Mr. Aylesworth, Mr. Eio and Dr. Stevenson. The Board has determined all of the current members of the Audit Committee meet the requirements of “independence” as set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules and regulations promulgated by the Securities and Exchange Commission and Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.

Compensation Committee

The Compensation Committee has the following responsibilities:

•	discharge the Board’s responsibilities relating to compensation of the Company’s executive officers, including the CEO;

•	oversee all compensation programs involving the use of the Company’s stock; and

•	produce an annual report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders.

In January 2003, the Board adopted a new Compensation Committee Charter, which is posted on our website at www.heska.com.

During 2002, the Compensation Committee, which consisted of Mr. Sasen, as Chairman, Mr. Dolan, Dr. Hohnke and Dr. Martin, until her resignation, met five times. In January 2003, the Compensation Committee was reconstituted and currently consists of Mr. Sasen as Chairman, Mr. Dolan, Mr. Eio and Dr. Hohnke. All members of the Compensation Committee in 2002 and all current members of the Compensation Committee are independent as defined by Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards.

Corporate Governance Committee

The Corporate Governance Committee has the following responsibilities:

•	assist the Board by identifying qualified candidates for director, and select the director nominees for each annual meeting of stockholders;

•	lead the Board in its annual review of the Board’s performance;

•	recommend to the Board director nominees for each Board Committee; and

•	develop and recommend to the Board the corporate governance guidelines applicable to the Company.

Heska established a Corporate Governance Committee in August 2001, and in January 2003 the Board adopted a new Corporate Governance Committee charter, which is posted on our website at www.heska.com. In January 2003, the Corporate Governance Committee prepared, and the full Board approved, Corporate Governance Guidelines outlining the qualifications, responsibilities and other issues related to the Board’s governance role and functions. A copy of such guidelines is posted on our website at www.heska.com and is attached to this proxy statement as Appendix B.

During 2002, the Corporate Governance Committee, which consisted of Mr. Aylesworth, as Chairman, Mr. Gordon, Mr. Sasen and Dr. Hohnke, met four times. In January 2003, the Committee was reconstituted and currently consists of Mr. Aylesworth, as Chairman, Mr. Dolan, Mr. Gordon and Dr. Hohnke. All members of the Corporate Governance Committee in 2002 and all current members of the Compensation Committee are independent as defined by Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The Corporate Governance Committee will consider nominees recommended by security holders provided such recommendations are made in accordance with the procedures described in this proxy statement under “Questions and Answers About the Proxy Materials and the Annual Meeting.”

DIRECTOR COMPENSATION

Each new non-employee director elected to the Board is automatically granted, as of the date he or she is elected, an option to purchase 40,000 shares of our common stock, at an exercise price equal to the fair market value of our common stock on the date of grant. Currently, these initial grants vest in four equal installments at annual intervals over a four-year period commencing on the date of grant. Further, (i) each non-employee director who continues to serve as a director following any annual meeting of stockholders is automatically granted an option, as of the date of such meeting, to purchase 40,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant and (ii) each non-employee director who will serve as chairperson of a committee of the Board, following any annual meeting of stockholders, is automatically granted an additional option to purchase 2,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. These annual grants vest on the first anniversary of the date of grant. No director is eligible to receive the initial 40,000-share grant and the annual 40,000-share grant in the same calendar year.

In addition, during 2002, non-employee directors received an option to purchase 200 shares of our common stock for attendance at each meeting of the Board, or Board committee, which was less than four hours, and an option to purchase 1,000 shares of our common stock for attendance at each meeting of the Board, or Board committee, which was four hours or more. These options were immediately exercisable and the exercise price was equal to the fair market value of our common stock on the date of grant.

In January 2003, upon a recommendation by the Corporate Governance Committee, the Board revised its policy regarding the award of options to directors for attendance at Board and committee meetings. Commencing February 1, 2003, non-employee directors will receive the following:

•	for each in-person Board meeting attended, an automatic, fully vested, grant of options to purchase a number of shares of common stock of the Company equal to $2,000 divided by the fair market value of the Company’s common stock, with an exercise price equal to such fair market value;

•	for each in-person Board committee meeting attended, an automatic, fully vested, grant of options to purchase a number of shares of common stock of the Company equal to $2,000 divided by the fair market value of the Company’s common stock, with an exercise price equal to such fair market value; and

•	for each telephonic Board meeting or Board committee meeting attended, an automatic, fully vested, grant of options to purchase a number of shares of common stock of the Company equal to $500 divided by the fair market value of the Company’s common stock, with an exercise price equal to such fair market value.

Directors are also reimbursed for customary and usual travel expenses. Employee directors receive no compensation for serving on the Board other than their employee compensation.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Heska’s Board is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.

The terms for three directors will expire at this 2003 Annual Meeting. Votes cannot be cast and proxies cannot be voted other than for the three nominees named below. Directors elected at the 2003 Annual Meeting will hold office for a three-year term expiring at the annual meeting in 2006 (or until their respective successors are elected and qualified, or until their earlier death, resignation, or removal). All of the nominees are currently directors of Heska. There are no family relationships among Heska’s executive officers and directors.

Nominees for Three-Year Terms That Will Expire in 2006

William A. Aylesworth, age 60, has served us as a director since June 2000. Mr. Aylesworth has served as Senior Vice President since 1988 and Chief Financial Officer of Texas Instruments Incorporated since 1984. He served as Treasurer of Texas Instruments from 1982 to 2002. From 1972 to 1982, he served in treasury services, and from 1967 to 1972, he held numerous assignments in control, manufacturing, and marketing for Texas Instruments. Mr. Aylesworth is also a director of Factory Mutual Insurance Company and various private organizations. He holds an M.S. in industrial administration from Carnegie Mellon University and a B.E.E. in electrical engineering from Cornell University.

Lyle A. Hohnke, Ph.D., age 60, has served as a director since April 1996. Dr. Hohnke is a general partner of Tullis Dickerson Company (formerly Javelin Capital Fund, L.P.), a venture capital firm, a position he has held since 1994. Dr. Hohnke was a co-founder of Diamond Animal Health, Inc. and served as Chairman and CEO from 1994 until its acquisition by us in April 1996. From January 1991 to October 1993 he was a general partner of Heart Land Seed Capital Fund. Dr. Hohnke is also a director of several private companies and he is a member of the audit and compensation committees of several of these companies. He holds Ph.D. and M.A. degrees from the University of Oregon, an M.B.A. from the Hartford Graduate Institute and a B.A. degree from Western Michigan University.

Lynnor B. Stevenson, Ph.D., age 60, is one of our founders and has served us as a director since March 1988. Dr. Stevenson served us as President and Chief Executive Officer from March 1988 to March 1992. She currently is President of Alta Biomedical Group LLC. Dr. Stevenson was President and Chief Executive Officer of Cascade Oncogenics, Inc. from December 1992 until December 2000. From July 1992 to April 1997, she was Director, Technology Transfer at the University of Oregon. She holds a Ph.D. degree from Monash University, Australia and B.Sc. and B.Ed. degrees from the University of Melbourne, Australia.

The Board of Directors unanimously recommends a vote FOR the election of Mr. Aylesworth, Dr. Hohnke and Dr. Stevenson as our directors.

Heska’s directors listed below whose terms are not expiring this year will continue in office for the remainder of their terms in accordance with Heska’s bylaws. Information regarding the business experience of each of such directors is provided below.

Directors Whose Terms Will Expire in 2004

G. Irwin Gordon, age 52, has served us as a director since May 2001. Mr. Gordon is the founder and Managing Partner of The Trion Group LP, a consulting and interim management firm. From July 2000 until August 2001, Mr. Gordon served as President and Chief Executive Officer of Gruma Corporation. He also served as President and Chief Operating Officer of Suiza Foods Corporation from February 1998 to October 1999. Mr. Gordon joined Suiza in August 1997 as its Executive Vice President and Chief Marketing Officer. Prior to joining Suiza, Mr. Gordon held various positions with subsidiaries of PepsiCo, Inc., including most recently as Senior Vice President Global Branding for Frito-Lay, Inc., from May 1996 to August 1997. From 1983 to 1992, Mr. Gordon served as President and General Manager of several international Frito-Lay companies before becoming Senior Vice President Marketing, Sales and Technology for Frito-Lay International from 1992 to 1996. Prior to joining PepsiCo in 1992, Mr. Gordon served in various capacities at the Kellogg Company. He currently is a director and chairman of the Audit Committee of Horizon Organic Holding Corp. Mr. Gordon holds an Education degree from the University of British Columbia and a Management Certificate from Stanford University.

Peter Eio, age 61, has served us as a director since October 2002. Mr. Eio served as the President of LEGO Systems, Inc., from 1989 to 2001 and was Managing Director of LEGO UK from 1982 to 1989. He also held various positions with International Playtex, Inc., in Scandinavia and the UK from 1971 to 1981. His previous experience includes marketing, sales and general management positions. Mr. Eio holds an honorary degree from Rensslear Polytechnic Institute (Doctor of laws-honoris causa, 1996), attended the IMD Business School in Lausanne, Switzerland and received the Prince Henrik Medal of Honor for services to Danish industry in 1992. Mr. Eio is also a director of several private companies and serves on the board of several charitable and educational organizations.

Directors Whose Terms Will Expire in 2005

A. Barr Dolan, age 53, has served us as a director since March 1988, and was Chairman of the Board of Directors from 1988 to January 1999. Mr. Dolan has been the President of Charter Venture Capital, a venture capital management firm, since 1982, a general partner of Charter Ventures since 1982, a general partner of Charter Ventures II, L.P. since 1994 and managing director of Charter Ventures III, L.P. since 1998. Mr. Dolan is also a director of several private companies. He holds M.S. and B.A. degrees from Cornell University, an M.A. degree from Harvard University and an M.B.A. from Stanford University.

Robert B. Grieve, Ph.D., age 51, one of our founders, currently serves as Chief Executive Officer and Chairman of the Board of Directors. Dr. Grieve was named Chief Executive Officer effective January 1999, Vice Chairman effective March 1992 and Chairman of the Board effective May 2000. Dr. Grieve also served as Chief Scientific Officer from December 1994 to January 1999 and Vice President, Research and Development, from March 1992 to December 1994. He has been a member of our Board of Directors since 1990. He holds a Ph.D. degree from the University of Florida and M.S. and B.S. degrees from the University of Wyoming.

John F. Sasen, Sr., age 60, has served us as a director since October 1998. Since April 1998, he has served as Executive Vice President and Chief Marketing Officer of PSS/World Medical, Inc., and from December 1993, he held various other senior executive positions at PSS. From July 1993 to April 1998, Mr. Sasen served as a Director of PSS. Prior to joining PSS in 1993, Mr. Sasen was Vice President Sales, Marketing and Distributor Relations for a division of Becton Dickinson & Company, a manufacturer of health care products. Mr. Sasen was with Becton Dickinson for over 20 years. In addition, Mr. Sasen serves as a director of various private organizations.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

On July 30, 2002, the Audit Committee of the Board approved a change in the Company’s independent auditors for the fiscal year ended December 31, 2002, from Arthur Andersen LLP to KPMG LLP.

The report of Arthur Andersen LLP for the fiscal years ended December 31, 2000 and 2001 contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and 2001, and the interim period from December 31, 2001 through July 30, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred within the Company’s fiscal years ended December 31, 2000 and 2001, or the period from December 31, 2001 through July 30, 2002.

The Company did not consult with KPMG LLP during the fiscal years ended December 31, 2000 and 2001, and the interim period from December 31, 2001 through July 30, 2002, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events listed in paragraphs (a)(2)(i) and (ii) of Item 304 of Regulation S-K.

The Audit Committee has approved the appointment of KPMG LLP as our independent auditors for fiscal 2003, subject to your approval. KPMG has served as our independent auditors since July 30, 2002. Representatives of KPMG LLP will attend the Annual Meeting to answer appropriate questions and, if they desire, to make a statement.

Vote Required; Recommendation of the Board of Directors

Approval by the stockholders of the selection of independent auditors is not required, but the Audit Committee believes that it is desirable to submit this matter to the stockholders. If holders of a majority of the common stock present and entitled to vote on the matter do not ratify the appointment of KPMG LLP, the Audit Committee will consider whether it should select other independent auditors. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote.

The Audit Committee of the Board of Directors unanimously recommends a vote FOR the approval of KPMG LLP as our independent auditors for 2003.

PROPOSAL NO. 3

APPROVAL OF HESKA CORPORATION

2003 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve our 2003 Equity Incentive Plan so that we can use it to achieve the Company’s goals. The Board has approved the Equity Incentive Plan, and is seeking approval from our stockholders at the Annual Meeting. Approval of the Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock that are present in person or by proxy and entitled to vote at the Annual Meeting. Our named executive officers and directors have an interest in this proposal.

A total of 2,390,500 shares of our common stock have initially been reserved for issuance under the Equity Incentive Plan. As of the date of this proxy statement no awards have been granted under the Equity Incentive Plan.

We believe strongly that the approval of the Equity Incentive Plan is essential to our continued success. Our employees are our most valuable asset. Stock options and other awards such as those provided under the Equity Incentive Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals.

Summary of the Equity Incentive Plan

The following paragraphs provide a summary of the principal features of the Equity Incentive Plan (the “Plan”) and its operation. The following summary is qualified in its entirety by reference to Plan as set forth in Appendix C.

Background and Purpose of the Plan

The Plan permits the grant of the following types of incentive awards: (1) stock options, (2) stock appreciation rights, (3) restricted stock, (4) performance units, and (5) performance shares (individually, an “Award”). The Plan is intended to attract, motivate, and retain employees, consultants, and non-employee directors who provide significant services to us. The Plan also is intended to further our growth and profitability.

Administration of the Plan

The Board or a committee appointed by the Board (the “Committee”) administers the Plan. The members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) of the Internal Revenue Code (so that the Company can receive a federal tax deduction for certain compensation paid under the Plan). In adopting the Plan, the Board designated the Compensation Committee, which is comprised solely of independent directors, as the administrator of the Plan.

Subject to the terms of the Plan, the Committee has the sole discretion to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of the Company, but only the Committee itself can make Awards to participants who are executive officers of the Company.

If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares of the Company’s common stock (the “Shares”) generally will be returned to the available pool of Shares reserved for issuance under the Plan. Also, if we experience a stock dividend, reorganization or other change in our capital structure, the Committee has discretion to adjust the number of Shares available for issuance under the Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards

The Committee selects the employees, directors and consultants who will be granted Awards under the Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Committee has the discretion to select the participants.

Stock Options

A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the Plan, the Committee may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Committee will determine the number of Shares covered by each option, but during any fiscal year of the Company, no participant may be granted options covering more than 500,000 Shares, except an additional 500,000 Shares may be granted to a participant in connection with his or her initial employment.

The exercise price of the Shares subject to each option is set by the Committee but cannot be less than 100% of the fair market value of the Shares (on the date of grant).

In addition, the exercise price of an incentive stock option must be at least 110% of fair market value of the Shares if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

An option granted under the Plan cannot generally be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the Plan expire at the times established by the Committee, but not later than 10 years after the grant date.

The exercise price of each option granted under the Plan must be paid in full at the time of exercise. The Committee also may permit payment through the tender of Shares that are already owned by the participant, or by any other means that the Committee determines to be consistent with the purpose of the Plan. The participant must pay any taxes the Company is required to withhold at the time of exercise.

Stock Appreciation Rights

Awards of stock appreciation rights may be granted in connection with all or any part of an option, either concurrently with the grant of an option or at any time thereafter during the term of the option, or may be granted independently of options. No participant may be granted stock appreciation rights covering more than 500,000 Shares in any fiscal year of the Company, except additional stock appreciation rights covering up to an additional 500,000 Shares may be granted to a participant in connection with his or her initial employment.

The Committee determines the terms of stock appreciation rights, except that the exercise price of a stock appreciation right may not be less than 100% of the fair market value of the Shares on the date of grant.

A stock appreciation right in connection with an option will entitle the participant to exercise the stock appreciation right by surrendering to the Company a portion of the unexercised related option. The participant will receive in exchange from the Company an amount equal to the excess of the fair market value of the Shares on the date of exercise of the stock appreciation right covered by the surrendered portion of the related option over the exercise price of the Shares covered by the surrendered portion of the related option. When a stock appreciation right granted in connection with an option is exercised, the related option, to the extent surrendered, will cease to be exercisable. A stock appreciation right granted in connection with an option will be exercisable until, and will expire no later than, the date on which the related option ceases to be exercisable or expires.

Stock appreciation rights may also be granted independently of options. Such a stock appreciation right will entitle the participant, upon exercise, to receive from the Company an amount equal to the excess of the fair market value of the Shares on the date of exercise over the fair market value of the Shares covered by the exercised portion of the stock appreciation right on the date of grant. A stock appreciation right granted without a related option will be exercisable, in whole or in part, at such time as the Committee will specify in the stock appreciation right agreement.

The Company’s obligation arising upon the exercise of a stock appreciation right may be paid in Shares or in cash, or any combination thereof, as the Committee may determine.

Restricted Stock

Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Committee. The Committee will determine the number of Shares of restricted stock granted to any employee or consultant, but during any fiscal year of the Company, no participant may be granted more than 100,000 Shares of restricted stock and no more than 500,000 of the Shares available for grant under the Plan may be issued pursuant to Shares of restricted stock with a purchase price that is less than 100% of the fair market value of the Shares.

In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Committee may determine to grant an Award of restricted stock only if the participant satisfies performance goals established by the Committee.

Performance Units and Performance Shares

Performance units and performance shares are Awards that will result in a payment to a participant only if performance goals established by the Committee are achieved or the Awards otherwise vest. The applicable performance goals will be determined by the Committee, and may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities (see “Performance Goals” below for more information).

During any fiscal year of the Company, no participant may receive performance units with an initial value of more than $1,000,000 and no participant will receive more than 500,000 performance shares, except the initial value may be up to $2,000,000 and an additional 500,000 performance shares may be granted to a participant in connection with his or her initial employment.

Change of Control

In the event of a “change of control” of the Company, the successor corporation will either assume or provide a substitute award for each outstanding stock option and stock appreciation right. In the event the successor corporation refuses to assume or provide a substitute award, the Committee will provide at least 15 days notice that the option or stock appreciation right will immediately vest and become exercisable as to all of the Shares subject to such Award and that such Award will terminate upon the expiration of such notice period.

In the event of a “change of control” of the Company, any Company repurchase or reacquisition right with respect to restricted stock will be assigned to the successor corporation. In the event any such Company repurchase or reacquisition right is not assigned to the successor corporation, such Company repurchase or reacquisition right will lapse and the participant will be fully vested in such Shares of restricted stock.

In the event of a “change of control” of the Company, the Committee or the Board may provide that the Performance Units or Shares are assumed, terminated prior to the change of control and/or immediately vested prior to the change of control. In the event Performance Units or Shares are assumed, then the successor shall have the ability to reasonably and equitably adjust the applicable performance goals.

Performance Goals

The Committee (in its discretion) may make performance goals applicable to a participant with respect to an Award. At the Committee’s discretion, one or more of the following performance goals may apply: cash flow, earnings per share, market share, profit after tax, profit before tax, return on capital, return on equity, return on sales, revenue and total stockholder return.

Awards to be Granted to Certain Individuals and Groups

The number of Awards that an employee or consultant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of Shares subject to options granted under our 1997 Stock Incentive Plan during the last fiscal year and (b) the average per Share exercise price of such options.

Name	Number of Options Granted (#)	Average Per Share Exercise Price ($)
Robert B. Grieve	275,000	$1.21
Jason A. Napolitano	645,802	$0.71
Dan T. Stinchcomb	90,000	$1.21
Carol T. Verser	125,000	$1.21
Michael A. Bent	58,000	$1.03
James H. Fuller	100,000	$1.21
Ronald L. Hendrick	100,000	$1.21
All executive officers, as a group	1,493,802	$0.93
All directors who are not executive officers, as a group	333,800	$0.68
All employees who are not executive officers, as a group	1,617,625	$1.04

Limited Transferability of Awards

Awards granted under the Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, participants may, in a manner specified by the Committee, transfer nonqualified stock options (a) pursuant to a court-approved domestic relations order, and (b) by bona fide gift to (1) a member of the participant’s immediate family, (2) a trust or other entity for the sole benefit of the member(s) of the participant’s and/or his or her immediate family, (3) a partnership, limited liability company or other entity whose members are the participant and/or his or her immediate family, or (4) certain tax-qualified charities.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the Shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Incentive Stock Options

No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Restricted Stock, Performance Units and Performance Shares

A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

Amendment and Termination of the Plan

The Board generally may amend or terminate the Plan at any time and for any reason; provided, however, that the Board cannot reduce the exercise price of any outstanding Award, cancel and re-grant options at a lower exercise price, replace underwater options with other Awards in an exchange, buy-back or other scheme, or replace Awards with an Award of the same type having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme without stockholder approval.

Summary

We believe strongly that the approval of the Plan is essential to our continued success. Awards such as those provided under the Plan constitute an important incentive for key employees and other service providers of the Company and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the Plan is essential for us to compete for talent in the very difficult labor markets in which we operate.

The Board of Directors unanimously recommends a vote FOR the approval of the Heska Corporation 2003 Equity Incentive Plan.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned as of March 31, 2003 by each of the named executive officers listed in the Summary Compensation Table, each of our directors, all of our directors and executive officers as a group, and each person who is known by us to be the beneficial owner of more than 5% of our common stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percentage Beneficially Owned (1)
State of Wisconsin Investment Board (2) P.O. Box 7842 Madison, WI 53707	9,490,182	19.0%
Entities associated with Charter Ventures (3) 525 University Avenue, Suite 1500 Palo Alto, CA 94301	8,412,717	16.8%
Zesiger Capital Group LLC (4) 320 Park Avenue, 30th Floor New York, NY 10022	5,424,860	10.8%
Lombard Odier Darier Hentsch & Cie (5) 11, Rue de la Corraterie 1204 Geneva Switzerland	3,911,851	7.8%
Novartis Tiergesundheit AG Klybeckstrasse A4A 4002 Basel Switzerland	3,705,389	7.4%
William A. Aylesworth (6)	113,977	*
A. Barr Dolan (6)(7)(8)	8,519,758	17.0%
Peter Eio (6)	3,177	*
G. Irwin Gordon (6)	99,377	*
Robert B. Grieve, Ph.D. (6)(9)	1,160,254	2.3%
Lyle A. Hohnke, Ph.D. (6)	211,466	*
John F. Sasen, Sr. (6)	121,741	*
Lynnor B. Stevenson, Ph.D. (6)	301,477	*
Michael A. Bent (6)	59,757	*
Jason A. Napolitano (6)	523,094	1.0%
Dan T. Stinchcomb, Ph.D. (6)	169,107	*
Carol T. Verser, Ph.D. (6)	170,124	*
James H. Fuller (6)	607,750	1.2%
Ronald L. Hendrick (6)	302,154	*
All directors and executive officers as a group (15 persons)(6)(8)	12,363,213	24.7%

*	Amount represents less than 1% of our common stock.

(1)	To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to securities. Shares of common stock issuable upon exercise of stock options or warrants exercisable within 60 days of March 31, 2003 are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Based upon information derived from a Schedule 13G filed on February 12, 2003 by State of Wisconsin Investment Board pursuant to Section 13G of the Securities Exchange Act of 1934 and the rules promulgated thereunder (the “Exchange Act”), reporting its beneficial ownership of our common stock. According to the Schedule 13G, State of Wisconsin Investment Board has sole power to vote and dispose of 9,490,182 shares.

(3)	Based upon information derived from a Schedule 13D filed on January 9, 2002 by entities associated with Charter Ventures pursuant to Section 13D of the Exchange Act reporting their beneficial ownership of our common stock. According to the Schedule 13D, these entities have sole power to vote and dispose of 8,414,717 shares. Includes 3,387,510 shares and options to purchase 1,000 shares of common stock held by Charter Ventures and 5,027,207 shares and options to purchase 1,000 shares of common stock held by Charter Ventures II, L.P.

(4)	Based upon information derived from a Schedule 13G filed on February 14, 2003 by Zesiger Capital Group LLC pursuant to Section 13G of the Exchange Act reporting its beneficial ownership of our common stock. According to the Schedule 13G, Zesiger has the sole power to vote 3,674,960 shares and the sole power to dispose of 5,424,860 shares.

(5)	Based upon information derived from a Schedule 13G filed by Lombard Odier Darier Hentsch & Cie on February 11, 2003 pursuant to Section 13G of the Exchange Act reporting its beneficial ownership of shares. According to the Schedule 13G, Lombard Odier Darier Hentsch & Cie has sole power to vote and dispose of 3,911,851 shares.

(6)	Includes an aggregate of 2,218,500 shares of common stock issuable upon exercise of stock options currently exercisable within 60 days of March 31, 2003, as follows: Mr. Aylesworth, 113,977; Mr. Dolan, 107,041; Mr. Eio, 3,177; Mr. Gordon, 99,377; Dr. Grieve, 570,001; Dr. Hohnke, 125,075; Mr. Sasen, 121,741; Dr. Stevenson, 107,277; Mr. Bent, 49,188; Mr. Napolitano, 233,894; Dr. Stinchcomb, 147,958; Dr. Verser, 144,272; Mr. Fuller, 218,750; and Mr. Hendrick, 176,772.

(7)	Includes shares and options held by Charter Ventures and Charter Ventures II, L.P., with respect to which Mr. Dolan disclaims beneficial ownership except to the extent of his proportionate share therein. Mr. Dolan, one of our directors, is a general partner of each of Charter Ventures and Charter Ventures II, L.P., and may be deemed a beneficial owner of the shares held by such entities because of his status as a general partner.

(8)	Includes shares held by the entities referenced in footnote 7 that are affiliated with Mr. Dolan, one of our directors.

(9)	Includes 23,600 shares of common stock held for the benefit of Dr. Grieve’s minor children; does not include 15,649 shares of common stock held by Dr. Grieve’s wife, with respect to which Dr. Grieve disclaims beneficial ownership.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Compliance with Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file reports of holdings and transactions of Heska common stock and other equity securities with the Securities and Exchange Commission. Directors, officers and 10% or greater stockholders are required by SEC regulations to furnish us with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to us and the representations made by the reporting persons to us, we believe that during 2002 our directors, officers and 10% or greater stockholders complied with all filing requirements under Section 16(a) of the Exchange Act.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock that may be issued upon exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2002, including the 1988 Stock Option Plan, the 1994 Executive Stock Plan, the 1997 Stock Incentive Plan and the 1997 Employee Stock Purchase Plan. Our stockholders have approved all of these plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted–Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))

Equity Compensation Plans Approved by Stockholders	6,378,586	$1.81	1,979,148	(1)

Equity Compensation Plans Not Approved by Stockholders	None	None	None

Total	6,378,586	$1.81	1,979,148

(1)	The number of shares authorized for issuance in connection with our 1997 Stock Incentive Plan is subject to an automatic annual increase of 1,500,000 shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation for services rendered in all capacities to us for the past three years by Robert B. Grieve, Chairman of the Board and Chief Executive Officer, our four other most highly compensated executive officers as of December 31, 2002 and two additional executive officers who would have been included in the four most highly compensated executive officers had they been employed by us at December 31, 2002 (the “Named Executive Officers”).

Name and Principal Position	Year	Annual Compensation			Long Term Compensation Awards			All Other Compensation ($)(5)
		Salary ($)(1)	Bonus ($)(2)	Other Annual Compensation ($)	Restricted Stock Awards ($)(3)(4)	Securities Underlying Options (#)

Robert B. Grieve Chairman of the Board and Chief Executive Officer	2002 2001 2000	310,000 297,499 260,000	— 165,113 23,174	— — —	— 238,000 —	275,000 125,000 200,000		2,809 2,617 —

Jason A. Napolitano (6) Executive Vice President, Chief Financial Officer and Secretary	2002	141,955	—	—	—	645,802	(7)	46,037	(8)

Dan T. Stinchcomb Executive Vice President, Research and Development	2002 2001 2000	185,500 184,124 180,000	— 38,666 9,187	— — —	— 13,600 —	90,000 30,000 30,000		2,158 1,940 —

Carol T. Verser Executive Vice President, Intellectual Property and Business Development	2002 2001 2000	185,000 180,224 140,152	— 41,452 6,309	— — —	— 6,800 —	125,000 50,000 15,000		1,933 1,871 —

Michael A. Bent (9) Vice President, Controller and Principal Accounting Officer	2002	129,868	—	—	—	58,000		1,361

James H. Fuller (10) President and Chief Operating Officer	2002 2001 2000	131,489 255,149 249,600	— 66,977 18,540	— — —	— 238,000 —	100,000 100,000 150,000	(11)	140,844 1,238 —	(12)

Ronald L. Hendrick (13) Executive Vice President, Chief Financial Officer and Secretary	2002 2001 2000	86,322 196,799 187,720	— 45,264 9,734	— — —	— 68,000 —	100,000 100,000 115,000	(11)	129,912 2,099 —	(14)

(1)	Salary includes amounts, if any, deferred pursuant to 401(k) arrangements.

(2)	Bonus amounts earned pursuant to the Company’s Management Incentive Compensation Plan. Bonus amounts indicated for year in which bonus was earned. The Management Incentive Compensation Plan was suspended for 2002.

(3)	Represents restricted stock issued in exchange for the termination of employee stock options in a restricted stock exchange program approved August 2001. The restricted stock vests over 48 months from its issuance on October 1, 2001.

(4)	The number and value of unvested restricted stock based upon the closing market price per share of the common stock at December 31, 2002 ($0.35) were: Grieve, 247,894 shares valued at $86,762.90; Stinchcomb, 14,144 shares valued at $4,950.40; and Verser, 7,072 shares valued at $2,475.20.

(5)	Amounts disclosed in this column include payment of the Company’s contributions under the Heska 401(k) Retirement Plan.

(6)	Mr. Napolitano was appointed Executive Vice President, Chief Financial Officer and Secretary in May 2002 at an annual salary of $215,000. Prior to being appointed Executive Vice President, Chief Financial Officer and Secretary, Mr. Napolitano was not an executive officer of the Company.

(7)	This number includes options to purchase 70,802 shares of the Company’s common stock granted to Mr. Napolitano by the Company for financial consulting services prior to Mr. Napolitano’s employment with the Company.

(8)	This amount includes $45,500 earned by, but, not yet paid to Mr. Napolitano for financial consulting services provided to the Company prior to Mr. Napolitano’s employment with the Company and a 401(k) matching contribution of $537.

(9)	Mr. Bent was appointed Vice President, Controller and Principal Accounting Officer in May 2002 at annual salary of $135,000. Prior to being appointed Vice President Finance, Controller and Principal Accounting Officer, Mr. Bent was not an executive officer of the Company.

(10)	Mr. Fuller resigned from his position as President and Chief Operating Officer effective as of June 30, 2002.

(11)	These options were cancelled upon the resignations of Mr. Fuller and Mr. Hendrick.

(12)	This amount includes a severance payment of $128,500, a payment for earned but unused vacation days of $7,414, a payment for COBRA premiums of $244, a payment for career transition services of $2,989 and a 401(k) matching contribution of $1,697.

(13)	Mr. Hendrick resigned from his position as Executive Vice President, Chief Financial Officer and Secretary effective as of May 6, 2002.

(14)	This amount includes a severance payment of $116,667, a payment for earned but unused vacation days of $2,500, a payment for COBRA premiums of $6,224, a payment for career transition services of $2,989 and a 401(k) matching contribution of $1,532.

Option Grants in Last Fiscal Year

The following table shows all grants of options to acquire shares of Heska common stock granted to the Named Executive Officers listed in the Summary Compensation Table for the fiscal year ended December 31, 2002.

	Individual Grants					Potential Realization Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
Name	Number of Securities Underlying Options Granted (#)(1)		Percentage of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price ($/Sh)(2)	Expiration Date (3)	5%($)	10%($)
Robert B. Grieve	275,000		9.23	1.21	01/12/12	209,265	530,318
Jason A. Napolitano	575,000		19.30	0.70	05/31/12	253,130	641,481
	70,802	(5)	2.38	0.81	04/30/12	36,067	91,401
Dan T. Stinchcomb	90,000		3.02	1.21	01/12/12	68,487	173,559
Carol T. Verser	125,000		4.20	1.21	01/12/12	95,120	241,054
Michael A. Bent	32,000		1.07	1.06	02/05/12	21,332	54,060
	26,000		0.87	0.99	04/12/12	16,188	41,023
James H. Fuller	100,000		3.36	1.21	01/12/12	76,096	192,843
Ronald L. Hendrick	100,000		3.36	1.21	01/12/12	76,096	192,843

(1)	The right to exercise these stock options vests ratably on a monthly basis over a four-year period. Under the terms of our stock plans, our Compensation Committee retains the discretion, subject to certain limitations, to modify, extend, or renew outstanding options and to reprice outstanding options. Options may currently be repriced by canceling outstanding options and reissuing new options with an exercise price equal to the fair market value on the date of reissue, which may be lower than the original exercise price of such canceled options.

(2)	The exercise price is equal to 100% of the fair market value on the date of grant as determined by the Compensation Committee.

(3)	The options have a term of ten years, subject to earlier termination in certain events related to termination of employment.

(4)	The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price. There can be no assurance that any of the values reflected in the table will be achieved.

(5)	This number represents options granted to Mr. Napolitano by the Company for financial consulting services prior to Mr. Napolitano’s employment with the Company.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows aggregate exercises of options to purchase Heska common stock in the fiscal year ended December 31, 2002 by the Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Securities Underlying Unexercised Options at December 31, 2002(#)		Value of Unexercised In-the-Money Options at December 31, 2002($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert B. Grieve	20,000	3,000	466,980	338,020	0	0
Jason A. Napolitano	0	0	162,956	491,146	0	0
Dan T. Stinchcomb	0	0	118,792	100,208	0	0
Carol T. Verser	0	0	107,188	132,812	0	0
Michael A. Bent	0	0	27,522	57,478	0	0
James H. Fuller	0	0	218,750	0	0	0
Ronald L. Hendrick	0	0	176,772	0	0	0

(1)	These values were calculated based on the fair market value of the underlying securities at the exercise date minus the applicable per share exercise price.

(2)	These values were calculated on the basis of the fair market value per share of the common stock at December 31, 2002 ($0.35), minus the applicable per share exercise price.

Employment, Severance and Change of Control Agreements

We have entered into an employment agreement with Robert B. Grieve, our Chief Executive Officer. Dr. Grieve is an “at-will” employee and we can terminate his employment at any time. However, if we terminate Dr. Grieve’s employment without cause, he is entitled to receive (i) one year’s base salary, (ii) one year of health and dental benefits, and (iii) an additional year of vesting under any stock arrangements. In the event Dr. Grieve’s employment is terminated following a change of control, he will be entitled to receive (i) one year’s base salary, (ii) one year of health and dental benefits, and (iii) immediate vesting under any stock arrangements.

We have entered into an employment agreement with Jason A. Napolitano, our Executive Vice President and Chief Financial Officer. Mr. Napolitano is an “at-will” employee and we can terminate his employment at any time. However, if we terminate Mr. Napolitano’s employment without cause, he is entitled to receive (i) six months’ base salary and (ii) six months of health and dental benefits. In the event Mr. Napolitano’s employment is terminated following a change of control, he will be entitled to receive (i) one year’s base salary, (ii) one year of health and dental benefits, and (iii) immediate vesting under any stock arrangements.

We have also entered into employment agreements with Dan T. Stinchcomb, our Executive Vice President, Research and Development, Carol T. Verser, our Executive Vice President, Intellectual Property and Business Development and Michael A. Bent, our Vice President, Controller and Principal Accounting Officer. All of these officers are “at-will” employees and we can terminate their employment at any time. However, if we terminate their employment without cause, they will be entitled to receive (i) six months’ base salary and (ii) six months of health and dental benefits. In the event their employment is terminated following a change of control, they will be entitled to receive (i) one year’s base salary and (ii) one year of health and dental benefits. If they are terminated in connection with a change of control or within 12 months after a change of control, they will be entitled to immediate vesting under all outstanding stock options. If Heska is acquired and they are not offered employment with the purchaser, then they will be entitled to one year of additional vesting under their restricted stock awards. This one-year accelerated vesting of restricted stock also applies if they are offered employment by the purchaser but are subsequently terminated prior to becoming fully vested.

We entered into a resignation agreement with James H. Fuller, who was employed by us as our President and Chief Operating Officer. Mr. Fuller resigned as our President and Chief Operating Officer effective June 30, 2002. Pursuant to the resignation agreement, we agreed to pay to Mr. Fuller a severance payment in the amount of one year’s salary, payable in monthly installments. If Mr. Fuller elects the continuation of coverage under our group health plans, we will pay the COBRA premium on his behalf through June 30, 2003. Mr. Fuller also received a $2,989 payment for professional career transition purposes and an additional year of vesting for his stock options and restricted stock awards.

We entered into a resignation agreement with Ronald L. Hendrick, who was employed by us as our Chief Financial Officer. Mr. Hendrick resigned as our Chief Financial Officer effective May 6, 2002. Pursuant to the resignation agreement, we agreed to pay to Mr. Hendrick a severance payment in the amount of one year’s salary, payable in monthly installments. If Mr. Hendrick elects the continuation of coverage under our group health plans, we will pay the COBRA premium on his behalf through May 31, 2003. Mr. Hendrick also received a $2,989 payment for professional career transition purposes and an additional year of vesting for his stock options and restricted stock awards.

Loan to Executive Officer

In December 1999, we approved a personal loan to Dr. Grieve for $100,000. This loan is evidenced by a promissory note that was originally due and payable on December 23, 2002. The Board modified the terms of this loan in May 2002 to require the payment of all accrued interest due on December 23, 2002 and to extend the term of the loan for an additional three years or until December 23, 2005. Interest on the outstanding principal balance accrues at the rate of 5.74% per annum. Payment of any unpaid principal balance together with all accrued and unpaid interest can be accelerated and become payable within ninety days after Dr. Grieve’s relationship with us is terminated for any reason other than Dr. Grieve’s death or permanent disability. Heska will not materially modify or renew this loan and will not provide any new loans to its executive officers in the future, in accordance with the Sarbanes-Oxley Act of 2002.

REPORT OF THE COMPENSATION COMMITTEE

This report on executive compensation is provided by the Compensation Committee of the Board of Directors to assist stockholders in understanding the objectives and procedures used in establishing the compensation of our executive officers. The Compensation Committee’s basic responsibilities are to review the performance and development of the Company’s management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company and competitive practices. Toward that end, the Committee oversees all compensation, equity and employee benefit plans and programs.

Compensation Philosophy And Objectives

The overall goal of the Compensation Committee is to develop compensation policies and practices that encourage and reward executive efforts to create shareholder value through achievement of corporate objectives, business strategies and performance goals. This is accomplished by blending cash and equity compensation and by aligning the interests of the executives with those of shareholders generally.

Competition for skilled employees, particularly management level employees, in the Company’s industry is intense and the Compensation Committee seeks to provide total compensation packages that will attract and retain superior caliber individuals, yet be consistent with the Company’s financial situation and stage of development.

Compensation Components

The Company’s compensation structure for executive officers includes a combination of base salary, stock options and an annual performance based cash incentive under a management incentive compensation plan.

The Compensation Committee determines the compensation levels for the executive officers with the assistance of the Company’s Human Resources Department, and in 2003, worked with an independent consulting firm. The firm furnished the Compensation Committee with executive compensation data drawn from several nationally recognized surveys of similarly situated medical, technology and/or general industry companies. The positions of Heska’s Chief Executive Officer and other executive officers were then compared with those of their counterparts at these companies. Market compensation levels for comparable positions were examined to determine base salary, cash incentives and equity-based compensation.

Because the Company had not achieved operational profitability prior to the fourth quarter of 2002, the Compensation Committee believed that the use of traditional performance standards, such as profit levels and return on equity, was not appropriate in the evaluation of executive performance. Instead, the Compensation Committee evaluated the performance of executives and set their compensation based primarily on the Company’s achievement of its business objectives, specifically developing and introducing products, improving financial performance, obtaining appropriate financing, developing its intellectual property portfolio and entering into collaborations with other companies and academia. As the Company begins to approach sustained profitability, the Compensation Committee expects that profitability and other financial metrics will play an increasing role in future compensation decisions. Profitability and revenue growth are the key metrics to be used in the variable compensation program, which has been reinstated for 2003. The Compensation Committee also evaluates each executive’s individual contribution toward the achievement of these objectives and of other individual objectives.

Base Salary.    The Compensation Committee annually reviews each executive’s base salary. When reviewing base salaries, the Compensation Committee considers compensation data from companies in medical, high technology and general industry groups that have similar revenues and/or are in a similar stage of development. Consideration is also given to prior performance, relevant experience, level of responsibility and skills and abilities. The Compensation Committee believes that the Company’s salary levels for the executive officers are at a level that, at the time such salary determinations were made, are now reasonable and necessary given the Company’s financial resources and the stage of its development.

Stock Options.    The Compensation Committee believes that stock options provide excellent long-term incentives for executive officers to increase the Company’s market value for the benefit of all stockholders. The Compensation Committee is responsible for determining the number and terms of options to be granted to executive officers, taking into account such factors as individual and Company performance, policies regarding cash compensation and practices of comparable companies. Options granted to executive officers have exercise prices equal to fair market value on the date of grant, generally vest over a four-year period, and expire ten years from the date of grant. Vesting ceases and the vested portion of options must be exercised should the executive leave the Company’s employ (subject to any rights to partial acceleration of vesting upon termination without cause under employment agreements). Accordingly, the option grants will provide a return to the executive officer only if the executive officer remains with the Company and only if the market price appreciates over the option term. The Compensation Committee believes that these vesting provisions help both to retain qualified employees and to motivate them to achieve long-term increases in stock value, providing continuing benefits to the Company and its stockholders beyond those in the year of grant.

Management Incentive Compensation Plan.    The Compensation Committee believes that short-term (annual) performance based incentives play an important role in executive compensation. The Company adopted a management incentive compensation plan in 1999 to provide incentives to the executives of the Company to meet and exceed certain predetermined annual goals. Target annual incentives and specific performance criteria are established each year by the Compensation Committee for executives, with the actual payout based on the extent to which the performance criteria are met. This approach provides a very strong incentive to the Company’s management to achieve the stated annual goals. The target components of the plan were amended in 2001 and at management’s request the plan was suspended in 2002 in an effort to assist the Company in reaching its 2002 financial goals. The Compensation Committee decided to reinstate the plan for 2003, with revenue growth and profitability to be the primary components. Any such payouts under the plan will be made as soon as practicable in 2004 following the release of audited financial results.

Chief Executive Officer Compensation

The annual salary of Robert B. Grieve, the Company’s Chief Executive Officer, was $310,000 in 2002, and at his request, his base salary will remain unchanged for 2003. Because the management incentive plan was suspended for 2002, Dr. Grieve did not receive any bonus in 2002. Dr. Grieve may be eligible for a cash award for 2003 under the Company’s management incentive plan, with a target bonus of 32% of his base salary. This amount will vary based on the level of achievement of the goals established by the Board as the 2003 target criteria. In 2002, the Compensation Committee awarded Dr. Grieve a stock option to purchase 275,000 shares of common stock. In January 2003, the Compensation Committee awarded Dr. Grieve a stock option to purchase an additional 275,000 shares of common stock. These awards were made at the same time the Compensation Committee granted stock options to other executive officers, and are part of annual grants to all employees of the Company under the Company’s broad based stock option program. Also in January 2003, the Compensation Committee awarded Dr. Grieve a stock option to purchase an additional 70,000 shares of common stock. This award was based on Dr. Grieve’s continued leadership of the Company and to further incentivize him to reach the financial metrics and goals of the Company for 2003 and beyond.

Compliance With Internal Revenue Code Section 162(m)

It is the Company’s policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows the Company from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. The Company has structured the proposed 2003 Equity Incentive

Plan, the 1997 Stock Incentive Plan and the Management Incentive Plan to qualify awards under such plans as performance-based compensation and to maximize the tax deductibility of such awards. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

Submitted by the 2002 Compensation Committee of the Company’s Board of Directors:

John F. Sasen, Sr., Chairman

A. Barr Dolan

Lyle A. Hohnke

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of non-employee directors only. No interlocking relationship existed during 2002 between the Company’s executive officers or members of the Board and the executive officers of the board of directors or compensation committee of any other company. Lyle A. Hohnke, a member of the Compensation Committee, was previously a director and executive officer of Diamond Animal Health, a wholly-owned subsidiary of the Company, prior to our acquisition of Diamond Animal Health in 1996.

REPORT OF THE AUDIT COMMITTEE

The ultimate responsibility for good corporate governance rests with the Board, whose primary roles are oversight, counseling and direction to Heska’s management in the best long-term interests of the Company and its stockholders. The Board’s Audit Committee has been established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. During the past year, the Sarbanes-Oxley Act of 2002 added a number of provisions to federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees. Related rules concerning audit committee structure, membership, authority and responsibility have been promulgated by the Securities and Exchange Commission and additional rules have been proposed by the Nasdaq Stock Market and will become applicable to Heska if and when they are finally adopted.

Heska’s Audit Committee is made up solely of independent directors. In January 2003, the Board reviewed the composition of the Audit Committee and determined that all of the current members of the Audit Committee meet the requirements of “independence” as set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules and regulations promulgated by the Securities and Exchange Commission and Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. The Audit Committee operates under a written charter that was revised in January 2003 and that is attached hereto as Appendix A.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its oversight and monitoring of Heska’s financial reporting, internal controls and audit function. Management is responsible for the preparation, presentation and integrity of Heska’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG LLP, Heska’s independent auditors, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace Heska’s independent auditors.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis on the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

In this context, during the year 2002, the Audit Committee met and held discussions with management and KPMG LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP. In the Audit Committee meetings with KPMG LLP, the Audit Committee discussed matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). This review included a discussion with management of the quality, not merely the acceptability, of Heska’s accounting principles, the reasonableness of significant estimates and judgments and the disclosure in Heska’s financial statements and financial reports.

The Audit Committee received from KPMG LLP the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP its independence. In reliance on the reviews and discussions noted above, and the report of the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, and be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors:

G. Irwin Gordon, Chairman

William A. Aylesworth

Peter Eio

Lynnor B. Stevenson

Audit Fees

The following table sets forth the aggregate fees billed by KPMG LLP for audit services rendered in connection with the consolidated financial statement and reports for fiscal year 2002 and for other services rendered during 2002 on behalf of Heska and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services which have been billed to Heska:

Audit Fees
Annual Audit Fees	$162,500
Audit Related Fees	10,000

Total Audit Fees	$172,500

Non-Audit Fees
Financial Information Systems Design and Implementation	$0
All Other Fees:
Tax services	46,000

Total Non-Audit Fees	$46,000

Audit Fees.    This category includes the audit of Heska’s annual financial statement, review of financial statements included in Heska’s Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings.

Audit Related Fees.    This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of Heska’s financial statements and are not reported above under “Audit Fees.” The services for fees disclosed under this category include the annual audit of the Company’s 401(k) Retirement Plan.

Tax Services.    This category consists of professional services rendered by the independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

In making its recommendation to ratify the appointment of KPMG LLP as Heska’s independent auditors for the fiscal year ending December 31, 2003, the Audit Committee has considered whether the non-audit services provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Company’s common stock with the Center for Research in Securities Prices Total Return Index for the Nasdaq Stock Market (U.S. and Foreign) and the CRSP Total Return Index for Nasdaq Pharmaceutical Stocks assuming an investment of $100 in each on December 31, 1997, the year of our initial public offering.

Comparison of Cumulative Total Return Among Heska Corporation, The Nasdaq Stock Market

Index (U.S and Foreign) and The Nasdaq Pharmaceutical Stock Index

RELATED PARTY TRANSACTIONS

We have entered into distribution agreements with various subsidiaries and/or divisions of Novartis AG, one of our principal stockholders. In August 1998, we entered into an agreement with Novartis Agro K.K. to be our exclusive distributor for SOLO STEP CH and SOLO STEP FH heartworm diagnostic products and our feline Trivalent Intranasal/Intraocular Vaccine in Japan upon obtaining regulatory approval in Japan for such products. In February 2001, we entered into an agreement with Novartis Animal Health Canada, Inc. to be our exclusive distributor for Flu AVERT I.N., our equine influenza vaccine, in Canada. We also completed a transaction with Novartis Animal Health, Inc., under which we assigned our rights to a Leishmania vaccine we had been co-developing. We also completed certain sponsored research and development projects with the company.

Incorporation by Reference

The Report of the Compensation Committee of the Board on Executive Compensation, the Report of the Audit Committee and the Stock Price Performance graph shown above, shall not be deemed “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates them by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Jason A. Napolitano

Executive Vice President, Chief Financial Officer

and Secretary

Fort Collins, Colorado

April 28, 2003

APPENDIX A

HESKA CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in its oversight and monitoring of (1) the integrity of the financial statements of the Company, (2) the qualifications, independence and performance of the Company’s independent auditors, and (3) the Company’s internal accounting and financial controls.

In addition, the Audit Committee shall prepare the audit committee report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Membership

The Audit Committee shall consist of at least three members. The members of the Audit Committee shall meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), the rules and regulations of the Commission and the Nasdaq Stock Market (or any other exchange upon which the Company’s stock becomes listed). At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance Committee. Audit Committee members may be replaced by the Board. The Board shall designate the Chair of the Audit Committee.

Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. The Chair of the Audit Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with this charter.

The Audit Committee shall meet periodically with management and with the independent auditors in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee is authorized (without seeking board approval) to retain special legal, accounting, or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purposes of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall periodically review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval. At least annually, the Audit Committee shall evaluate its own performance and report to the Board on such evaluation.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Reporting Matters

1.    Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.    Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.    Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.    Review and discuss quarterly reports from the independent auditors on:

a.    All critical accounting policies and practices to be used.

b.    All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.    Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.    Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any potential off-balance sheet structures on the Company’s financial statements.

6.    Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.    Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.    Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

9.    Review and evaluate the senior members of the independent auditor team, particularly the lead audit and reviewing partners.

10.    Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11.    Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether the independent auditors should be rotated, so as to assure continuing auditor independence.

12.    Recommend to the Board policies for the Company’s hiring of current or former employees of the independent auditor.

13.    Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

14.    Consider the costs and benefits of creating an internal audit function at the Company.

15.    At least annually, evaluate the Company’s internal audit function and review the internal audit plan, if applicable.

Compliance Oversight Responsibilities

16.    Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

17.    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting auditing matters. Review any significant complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

18.    Discuss with Management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statement or accounting policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP. This is the responsibility of management and the independent auditors.

Adopted January 31, 2003

APPENDIX B

CORPORATE GOVERNANCE GUIDELINES

OF

HESKA CORPORATION

OVERVIEW—THE ROLE OF THE BOARD OF DIRECTORS:

It is the paramount duty of the Board of Directors to oversee the CEO and other senior management in the competent and ethical operation of the corporation. To satisfy this duty the directors will take an informed and focused approach to their position, and set standards to ensure that the corporation is committed to business success through maintenance of the highest standards of responsibility and ethics.

Directors bring to the corporation a wide range of experience, knowledge and judgment, and bring these skills to bear for the corporation. These varied skills mean that good governance depends on far more than a “check the box” approach to standards or procedures. The governance structure in the company is designed to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance.

Effective directors maintain an attitude of constructive skepticism and careful review. Our directors know that their job requires them to ask probing questions of management and to take the action necessary to get accurate and honest answers. Our directors also rely on the advice, reports and opinions of management, counsel and our expert advisers. In doing so the board constantly evaluates the qualifications of those it relies upon for information and advice, and also looks to the process used by managers and advisers in reaching their recommendations.

Finally our board prides itself on keeping up to date on best governance practices. We, working together with management and our advisers, look to the knowledge and information of others in the governance debate for additional information on how to manage our affairs. We particularly note the efforts by the various exchanges as well as the Securities and Exchange Commission and the Business Roundtable to promote better governance. We established a Corporate Governance Committee in August 2001 composed entirely of independent directors and a strong majority of our board today is comprised of independent directors. We intend to continually monitor the way we govern ourselves, including reviewing whether there are alternatives or new ideas which would strengthen our governance structures.

DIRECTOR QUALIFICATIONS:

The board shall have a majority of directors who meet the criteria for independence established by the Nasdaq Stock Market. Directors will be nominated by the Corporate Governance Committee of the board, in accordance with the charter and principles of that committee. The Corporate Governance Committee is responsible for reviewing with the board, on an annual basis, the appropriate skills and characteristics required of board members as well as the composition of the board as a whole. This assessment will include members’ qualification as independent, as well as consideration of diversity, skills and experience in such areas as operations, finance, marketing and sales, manufacturing and the general needs of the board. The board, together with the Chairman of the Corporate Governance Committee and the Chairman of the Board, should extend the actual invitation to join the board.

The board presently has eight directors. It is the sense of the board that a size of 8 to 10 is about right. However, the board would consider expanding its size to accommodate outstanding candidates.

It is the sense of the board that individual directors who change the responsibility they held when they were elected to the board should volunteer to resign from the board. It is not the sense of the board that in every instance the directors who retire or change from the position they held when they came on the board should necessarily leave the board. There should, however, be an opportunity for the board, through the Corporate Governance Committee, to review the continued appropriateness of board membership under the circumstances.

Each board member must ensure that other existing and anticipated future commitments do not materially interfere with the members’ service as director. Directors are encouraged to limit the number of other boards (excluding non-profit) on which they serve, taking into account potential board attendance, participation and effectiveness on these boards. In any event, no director who serves on the Audit Committee shall serve on the audit committee of more than two additional public company boards without prior consultation with the Chair of the Corporate Governance Committee. Directors should advise the Chairman of the Board and the Chair of the Corporate Governance Committee in advance of accepting an invitation to serve on the board of any other public company.

The board believes that term limits are on balance not the best way to maximize the effectiveness of the board. While term limits would likely introduce fresh perspectives and make new viewpoints available to the board, they may have the countervailing effect of causing the loss of the benefit gained from the contributions of directors who have developed, over time, increasing insight into the Company. As an alternative to term limits the Corporate Governance Committee will review the appropriateness of each board member’s continued service every three years.

DIRECTOR RESPONSIBILITIES:

The fundamental role of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders. In fulfilling that responsibility the directors should be able to rely on the honesty and integrity of the Company’s senior management and expert legal, accounting, financial and other advisors. The directors should have the benefit of directors’ and officers’ insurance, paid by the company, to indemnification to the fullest extent allowed under the Company’s charter and Delaware law, and to exculpation as provided by Delaware law and the Company’s charter.

Board members are expected to rigorously prepare for, attend and participate in all board and applicable committee meetings, and to spend the time needed and meet as often as necessary to properly discharge their obligations. Information and data that is important to the board’s understanding of the business to be conducted at a board or committee meeting should generally be distributed in writing to the directors prior to the meeting, so that board meeting time may be conserved and discussion time focused on questions that the board has about the materials. Particularly sensitive subject matters may be discussed at the meeting without advance distribution of written materials.

The board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The board believes these issues should be considered as part of the board’s broader succession planning process.

The Chairman of the Board will establish the agenda for each board meeting and distribute it in advance to the board. At the beginning of each year the Chairman will, to the extent foreseeable and practicable, set a schedule of agenda items to be discussed during the year. Each board member is free to suggest the inclusion of items on the agenda and to raise at any board meeting subjects that are not on the agenda for that meeting. The board will review the Company’s long-term strategic plans during at least one board meeting each year. The non-management directors will meet in executive session at least semi-annually.

The board believes that management speaks for the Company. Individual board members may occasionally meet or otherwise communicate with various constituencies that are involved with the Company, but it is expected that board members would do this with the knowledge of management and, in most instances, absent unusual circumstances or as contemplated by the committee charters, at the request of management.

BOARD COMMITTEES:

A Corporate Governance Committee, Audit Committee and Compensation Committee of the board shall exist at all times. The members of the Audit Committee shall meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market (or any other exchange upon which the Company’s stock becomes listed). The members of the Corporate Governance Committee and Compensation Committee will meet the criteria for independence established by the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission. The members of these committees will also meet the other membership criteria specified in the respective charters for these committees.

Committee members will be appointed by the board upon recommendation by the Corporate Governance Committee of the board, in accordance with the charter and principles of that committee. There will, from time to time, be occasions on which the board may want to rotate committee members, but the board does not believe that a formal policy of rotation is mandated.

Each committee will have its own charter. The charter will set forth the purposes, policies and responsibilities of the committees in addition to the qualifications for committee membership, procedures for committee member nomination and removal, committee organization and functioning and how the committee will communicate with the board. The charters will also provide that each committee will annually evaluate its performance.

The Chair of each committee will, in consultation with the appropriate committee members and members of management, and in accordance with the committee’s charter, determine the frequency and length of committee meetings and develop the committee’s agenda. At the beginning of the year each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The schedule for each committee will be furnished to the full board.

The board and each committee shall have the authority to obtain advice, reports or opinions from internal and external counsel and expert advisors and shall have the power to hire independent legal, financial and other advisors as they may deem necessary, without consulting with, or obtaining approval from, any officer of the Company in advance.

The board may, from time to time, establish or maintain additional committees, as it deems appropriate.

DIRECTOR ACCESS TO OFFICERS AND EMPLOYEES:

The board has complete access to all Company officers and employees. Any meetings or contacts that a director desires to initiate may be arranged directly by the director or through the CEO or other Company officer. The directors should use their judgment to ensure that any such contact or communication is not disruptive to the business operations of the Company, and will, to the extent not inappropriate, copy the CEO or any written communications between a director and an officer or employee of the Company.

The board welcomes the attendance of senior officers at each board meeting. The board also encourages management to schedule managers to present at board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas, or (b) have potential that senior management believes should be given exposure to the board.

DIRECTOR COMPENSATION:

The form and amount of director compensation will be determined by the Corporate Governance Committee. The Corporate Governance Committee will conduct an annual review of director compensation. The Corporate Governance Committee will consider that directors’ independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director, or members of their immediate family, is affiliated.

CEO EVALUATION:

The Compensation Committee will conduct an annual review of the CEO’s performance, in accordance with the charter and principles of that committee. The board will review the committee’s report to ensure that the current CEO is providing the best leadership for the Company, from a short, intermediate and long-term perspective.

BOARD EVALUATION:

The Corporate Governance Committee will oversee the annual board evaluation process in accordance with the charter and principles of that committee. As part of this process directors will conduct a self-evaluation to review the progress and effectiveness of the board and its committees, and will submit its comments to the Corporate Governance Committee. The Corporate Governance Committee will then report back to the board, and the full board will consider and discuss the committee’s report.

MANAGEMENT SUCCESSION:

The Corporate Governance Committee should conduct an annual review on succession planning, in accordance with the charter and principles of that committee. The committee should report its recommendation to the board. The entire board, along with the committee, will nominate and evaluate potential successors to the CEO. The CEO should make available his or her recommendation for potential successors, together with the reasons for such recommendation and any suggested strategy or development plans for that person.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION:

The Company will have an orientation program for new directors. The orientation should include an introduction to the Company’s senior management, the Company’s business strategies and financial processes, visits to its corporate headquarters and to the extent practicable its significant facilities. Incumbent directors are also invited to attend the orientation program.

All directors will comply with the continuing education requirements mandated by the Nasdaq Stock Market or such other exchange upon which the Company’s common stock may be listed.

Adopted January 31, 2003

APPENDIX C

HESKA CORPORATION

2003 EQUITY INCENTIVE PLAN

HESKA CORPORATION hereby establishes the Heska Corporation 2003 Equity Incentive Plan, effective as of April 15, 2003.

SECTION 1

BACKGROUND AND PURPOSE

1.1    Background.    The Plan permits the grant of certain awards, including but not limited to, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares.

1.2    Purpose of the Plan.    The Plan is intended to attract, motivate, and retain (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is designed to encourage stock ownership by Participants, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1    “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2    “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3    “Affiliated SAR” means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

2.4    “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

2.5    “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

2.6    “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.7    “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8    “Cash Position” means the Company’s level of cash and cash equivalents.

2.9    “Change in Control” means the occurrence of any of the following events:

(a)  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b)  The consummation of the sale or disposition by the Company of all or substantially all of the Company’ assets;

(c)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(d)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

2.10    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.11    “Committee” means the Board or a committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.12    “Company” means Heska Corporation, a Delaware corporation, or any successor thereto.

2.13    “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

2.14    “Director” means any individual who is a member of the Board of Directors of the Company.

2.15    “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

2.16    “Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

2.17    “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.18    “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.19    “Fair Market Value” means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the closing bid on the relevant date. If there are neither bids nor sales on the relevant date, then the Fair Market Value shall mean the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.20    “Fiscal Year” means the fiscal year of the Company.

2.21    “Freestanding SAR” means a SAR that is granted independently of any Option.

2.22    “Grant Date” means, with respect to an Award, the date that the Award was granted.

2.23    “Incentive Stock Option” means an Option to purchase Shares that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.24    “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

2.25    “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

2.26    “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.

2.27    “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

2.28    “Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

2.29    “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.30    “Participant” means an Employee, Consultant, or Director who has an outstanding Award.

2.31    “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Individual Objectives, (e) Net Income, (f) Operating Cash Flow, (g) Operating Income, (h) Return on Assets, (i) Return on Equity, (j) Return on Sales, and (k) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award.

2.32    “Performance Share” means an Award granted to a Participant pursuant to Section 8.

2.33    “Performance Unit” means an Award granted to a Participant pursuant to Section 8.

2.34    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Committee, in its discretion.

2.35    “Plan” means the Heska Corporation 2003 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.36    “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.

2.37    “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

2.38    “Return on Equity” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

2.39    “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

2.40    “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.41    “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.42    “Shares” means the shares of common stock of the Company.

2.43    “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as an SAR.

2.44    “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.45    “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

2.46    “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; and (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate.

2.47    “Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.

SECTION 3

ADMINISTRATION

3.1    The Committee.    The Plan shall be administered by the Committee. If the Committee is not the Board then the Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. If the Committee is not the Board then the Committee shall be comprised solely of Directors who both are (a) ”non-employee directors” under Rule 16b-3, and (b) ”outside directors” under Section 162(m) of the Code.

3.2    Authority of the Committee.    It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Consultants and Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

3.3    Delegation by the Committee.    The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3.

3.4    Decisions Binding.    All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 2,390,500. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

4.2    Lapsed Awards.    If an Award is settled in cash, or is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award.

4.3    Adjustments in Awards and Authorized Shares.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1, 6.1, 7.1 and 8.1. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5

STOCK OPTIONS

5.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Employees, Consultants and Directors at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 500,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, a Participant may be granted Options to purchase up to an additional 500,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

5.2    Award Agreement.    Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3    Exercise Price.    Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1    Nonqualified Stock Options.    In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

5.3.2    Incentive Stock Options.    In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3    Substitute Options.    Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

5.4    Expiration of Options.

5.4.1    Expiration Dates.    Each Option shall terminate no later than the first to occur of the following events:

(a)  The date for termination of the Option set forth in the written Award Agreement, or

(b)  If no date for the termination of the Option is set forth in the written Award Agreement (other than reference to Section 5.4.1(c)), the expiration of three (3) months from the date of the Participant’s Termination of Service for any reason; or

(c)  The expiration of ten (10) years from the Grant Date.

5.4.2    Committee Discretion.    Subject to the limits of Section 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

5.5    Exercisability of Options.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6    Payment.    Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (such previously acquired Shares must have been held for the requisite period necessary to avoid a charge to the Company’s earnings for the financial reporting purposes, unless otherwise determined by the Committee), or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8    Certain Additional Provisions for Incentive Stock Options.

5.8.1    Exercisability.    The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

5.8.2    Termination of Service.    No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one (1) year after the Participant’s Termination of Service on account of death or Disability, unless the Award Agreement or the Committee permit later exercise.

5.8.3    Company and Subsidiaries Only.    Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

5.8.4    Expiration.  No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1    Grant of SARs.    Subject to the terms and conditions of the Plan, an SAR may be granted to Employees, Directors and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

6.1.1    Number of Shares.    The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 500,000 Shares, except that such Participant may receive SARs covering up to an additional 500,000 Shares in the fiscal year of the Company in which his or her service as an Employee first commences.

6.1.2    Exercise Price and Other Terms.    The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

6.2    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

6.3    Exercise of Affiliated SARs.    An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

6.4    Exercise of Freestanding SARs.    Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.5    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.6    Expiration of SARs.    An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

6.7    Payment of SAR Amount.    Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b)  The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

SECTION 7

RESTRICTED STOCK

7.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Directors and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall receive more than 100,000 Shares of Restricted Stock. In addition, no more than 500,000 Shares available for grant under the Plan may be issued pursuant to Shares of restricted stock with a purchase price that is less than 100% of Fair Market Value.

7.2    Restricted Stock Agreement.    Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3    Transferability.    Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.4    Other Restrictions.    The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1    General Restrictions.    The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.4.3    Legend on Certificates.  The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

7.5    Removal of Restrictions.    Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6    Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

7.7    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1    Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Employees, Directors and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant provided that during any Fiscal Year, (a) no Participant shall receive Performance Units having an initial value greater than $1,000,000, except that such Participant may receive Performance Units in the fiscal year of the Company in which his or her service as an Employee first commences with an initial value no greater than $2,000,000, and (b) no Participant shall receive more than 500,000 Performance Shares, except that such Participant may receive up to an additional 500,000 Performance Shares in the fiscal year of the Company in which his or her service as an Employee first commences.

8.2    Value of Performance Units/Shares.    Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3    Performance Objectives and Other Terms.    The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the “Performance Period.” Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

8.3.1    General Performance Objectives.    The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

8.3.2    Section 162(m) Performance Objectives.    For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units/Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units/Shares to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units/Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

8.4    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

8.5    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

8.6    Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

SECTION 9

MISCELLANEOUS

9.1	Change in Control.

9.1.1    Options and SARs.

(a)  In the event of a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or Subsidiary of the successor corporation.

(b) In the event that the successor corporation refuses to assume or substitute for the Option or SAR, then the Options and SARs held by such Participant shall become one hundred percent (100%) exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Company shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable (subject to the consummation of the Change in Control) for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period.

(c) For the purposes of this Section 9.1.1, the Option or SAR shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee or the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share subject to the Option or SAR, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined on the date of the Change in Control.

9.1.2    Restricted Stock.    In the event of a Change in Control, any Company repurchase or reacquisition right with respect to outstanding Shares of Restricted Stock held by the Participant will be assigned to the successor corporation. In the event that the successor corporation refuses to accept the assignment of any such Company repurchase or reacquisition right, such Company repurchase or reacquisition right will lapse and the Participant will become one hundred percent (100%) vested in such Shares of Restricted Stock immediately prior to the Change in Control.

9.1.3    Performance Shares and Performance Units.    In the event of a Change in Control, the Committee or the Board, in its discretion, may provide for any one or more of the following with respect to the Performance Shares and Units: (a) any outstanding Performance Shares and Units shall be assumed by the successor corporation or a parent or Subsidiary of the successor corporation, (b) any outstanding Performance

Shares and Units shall be terminated immediately prior to the Change in Control, or (c) with respect to a Change in Control that occurs prior to a Participant’s Termination of Service, one hundred percent (100%) of any outstanding Performance Shares or Units shall be deemed to be earned and shall be immediately payable to the Participant, or, in cases where a Participant has received a target award of Performance Units or Shares, up to one hundred percent (100%) of the target amount shall vest. In the event any outstanding Performance Shares and Units are assumed, the successor corporation shall have the ability to reasonably and equitably adjust the Performance Goals.

9.2    Deferrals.    The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

9.3    No Effect on Employment or Service.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

9.4    Participation.    No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

9.5    Indemnification.    Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

9.6    Successors.    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

9.7    Beneficiary Designations.    If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

9.8    Limited Transferability of Awards.    No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 9.6. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the

Participant may, in a manner specified by the Committee, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration, to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family, or (iv) a foundation in which the Participant and/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

9.9    No Rights as Stockholder.    Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

SECTION 10

AMENDMENT, TERMINATION, AND DURATION

10.1    Amendment, Suspension, or Termination.    The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan. Notwithstanding the foregoing, the Board may not, without stockholder approval, (a) reduce the exercise price of any outstanding Award, (b) cancel and re-grant Options at a lower exercise price (including entering into a 6-month-and-1-day cancellation and re-grant program), (c) replace underwater Options with other Awards in an exchange, buy-back or other scheme, or (d) replace Awards with an Award of the same type having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

10.2    Duration of the Plan.    The Plan shall be effective as of April 15, 2003, and subject to Section 10.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after April 15, 2013.

SECTION 11

TAX WITHHOLDING

11.1    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

11.2    Withholding Arrangements.    The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

SECTION 12

LEGAL CONSTRUCTION

12.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.2    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.4    Securities Law Compliance.    With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

12.5    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

12.6    Captions.    Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXECUTION

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this restated Plan on the date indicated below.

HESKA CORPORATION

Dated: April 15, 2003	By:	/s/ ROBERT B. GRIEVE

	Title:	Chief Executive Officer

Heska Corporation

Holder Account Number

C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
The Board of Directors recommends a vote “FOR” the listed nominees.

1.	Election of three directors to serve for a three-year
term that expires at the 2006 Annual Meeting or
until their respective successors have been elected
and qualified.

Nominees:	For	Withhold

01—William A. Aylesworth

02—Lyle A. Hohnke, Ph.D.

03—Lynnor B. Stevenson, Ph.D.

B	Issues
The Board of Directors recommends a vote “FOR” the following:

	For	Against	Abstain
2. To ratify the appointment of KPMG LLP as the
Company’s independent auditors.
3.	To approve the Heska Corporation 2003 Equity
Incentive Plan.
4.	To consider such other business as may
properly come before the Annual Meeting.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

		/ /

	1 U P X H H H P P P P	001808

Proxy—Heska Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert B. Grieve, Ph.D. and Jason A. Napolitano, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of the Common Stock of Heska Corporation, a Delaware corporation (the “Company”), held of record by the undersigned on April 9, 2003, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the corporate offices of the Company located at 1613 Prospect Parkway, Fort Collins, Colorado 80525 at 9:00 a.m., local time, on May 29, 2003, or at any adjournment or postponement thereof, with all the powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April 28, 2003, and a copy of Heska Corporation’s 2002 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Heska Corporation, gives notice of such revocation.

This proxy when properly executed will be voted in accordance with the specifications made by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED IN PROPOSAL ONE, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS AS SET FORTH IN PROPOSAL TWO, FOR THE APPROVAL OF THE HESKA CORPORATION 2003 EQUITY INCENTIVE PLAN AS SET FORTH IN PROPOSAL THREE AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.